Exhibit 32.1

CERTIFICATION OF OFFICERS
OF UNITED HERITAGE CORPORATION
PURSUANT TO 18 U.S.C. § 1350

In connection with the quarterly report of United Heritgage Corporation (the “Company”) on Form 10-QSB for the period ended December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Quarterly Repot”), I, Paul D. Watson, Chief Executive Officer of the Company, certify, pursuant to 18. U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge

(a) The Quarterly Report fully complies with the requirements of section 13(a) or 15(b) of the Securities Exchange Act of 1934; and

(b) The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 19, 2008

/s/ Paul D. Watson
Paul D. Watson
Chief Executive Officer